Exhibit 10.2

KUALA SELANGOR DISTRICT COUNCIL

“HONESTY & DILIGENT “

Our Ref : Bil (69) dlm.MDKS 301/18/1/2013/12

Date : 23 April 2015

Mssrs : ASNATECH CONSULT

32-1 , Tanjung SD 13/1,

Bandar Sri Damansara,

52200 Kuala Lumpur,

Selangor Darul Ehsan

Sir,

APPLICATION FOR DEVELOPMENT ORDER FOR PROPOSED MIXED DEVELOPMENT ( RESIDENTIAL AND COMMERCIAL ) WITH STRATA TITLE IN ACCORDANCE WITH SECTION 6 ( 1A ) STRATA TITLE ACT 1985 VIA SURRENDERING AND RE ISSUING OF TITLES UNDER SECTION 204D (KTN) ON PT 9135, IJOK COUNTY , KUALA SELANGOR DISTRICT, SELANGOR DARUL EHSAN STATE , FOR MSSRS IMPIANA MAKSIMA SDN. BHD.

We refer to the above matters and your letter dated 10 April 2015 which we received on 10 April 2015.

2. For you information the meeting of One Stop Center Committee ref BIL 19/2013 dated 29 October 2013 had approved your application for Development Order based on your Application Plan ref. AT/KM/KS/PGCG/LAYOUT27-IMPIANA.

3. Appended herewith the approved Development Order and five (5) copies of the approved Plan ref MDKS / JPP/ PS/ 21 / 2015 for your further actions. As such you are required to produce the followings for further actions:

3.1 To present 20 copies of Pre-Computation Plan ( 1 linen ) and 2 diskettes / CD Approved Plan and Pre-Computation Plan comply to the following formats:

I)	Setback – “Cassini Projection”
II)	Scale 1: 10,000/ 5,000
III)	in dwg format
IV)	Contain coordinate points

3.2 To present acknowledgment letter that land owner/developer will abide by all the terms and conditions of approval set by Council upon presentation of Pre-Computation Plan for the acknowledgement of this department.

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Continuation :- Bil (69) dlm.MDKS 301/18/1/2013/12

4. Should the Developer / applicant not satisfied with the decision or the terms , appeal can be made to SELANGOR STATE APPEAL BOARD, Urban and Rural Planning Unit according to the provision of sub-section 23 (1a) and ( b ) of Urban and Rural Planning Act 1976, (Act 172) within 30 days from the delivery of this approval.

Please be informed. The End.

Thank You.

“SERVING FOR THE COUNTRY”

By Order,

HAJAH NORAINI BINTI ROSLAN

President

Kuala Selangor District Council

c.c.

1. ~13. various agencies and Department

14. Impiana Maxima Sdn. Bhd.

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